ANCHOR BANCORP WISCONSIN INC

ANCHOR BANCORP WISCONSIN INC

NASDAQ: ABCW Sterne Agee Financial Institutions Investor Conference February 2015 Exhibit 99.1

This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of Anchor BanCorp Wisconsin, Inc. (“Anchor” or the “Company”) by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation.
Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of Anchor or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.
Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.
Market and other statistical data used in this presentation has been obtained from independent industry sources and publications as well as from research reports prepared for other purposes. Industry publications and surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Anchor has not independently verified the data obtained from these sources. Forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation.
From time to time, Anchor may make forward-looking statements that reflect the Company’s views with respect to, among other things, future events and financial performance. Words such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. Accordingly, you are cautioned that any such forward-
looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the expected results expressed or implied by such forward-looking statements. Any forward-looking statement speaks only as of the date on which it was made, and unless otherwise required by law, the Company does not undertake any obligation to update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.
This presentation includes certain non-GAAP financial measures. These non-GAAP financial measures should be considered only as supplemental to, and not as superior to, financial measures prepared in accordance with GAAP. Please refer to the Appendix of this presentation for a reconciliation of the non-GAAP financial measures included in this presentation to the most directly comparable financial measures prepared in accordance with GAAP.
Cautionary Statement Regarding Forward-Looking
Information and Non-GAAP Financial Information

Our Turnaround Story
October 2013
Oct. 2013
December 2014
August 013 – The Recap
Aug. 2013
September 2013 – Recap Execution
Sept. 2013
Apr. 2014 -
Jul. 2014
April 2014 – July 2014
June 2009
Jun. 2009
June 2009 – January 2011
Jun. 2009 -
Jan. 2011
Aug. 2010
August 2010
October 2014
Oct. 2014
Dec. 2014
January 2015
Jan. 2015
Additions to exec. mgmt team: CEO,
CFO, Chief Credit Officer, Retail
Banking Manager
Anchor effected a 1-for-200 reverse
stock split
Authorized shares were reduced
from 2 billion to 12 million,
consisting of 11.9 million of common
and 100,000 of preferred
Cease and Desist Order and
Prompt Corrective Action
Directive lifted by OCC in
April
Cease and Desist lifted by
FRB in July
Anchor announced
it entered into an
agreement to sell
its Viroqua branch
Prompt Corrective Action Directive
issued by the OCC
Anchor entered into stock
purchase agreements with
certain institutional investors,
private investors and directors
and officers of Anchor to sell
common stock for aggregate
gross proceeds of $175 million
Anchor exchanged TARP Preferred
Stock for 300,000 common shares and
cancelled the outstanding TARP warrant
Anchor satisfied all obligations under the
Amended and Restated Credit
Agreement with certain lenders and U.S.
Bank with a cash payment of $49 million
Anchor converted from a WI corporation
to a DE corporation
All issued and outstanding shares of
legacy common stock were cancelled
Anchor common
stock offering priced
at $26.00 per share,
and listed on
NASDAQ as ABCW
Anchor concluded FY 2014 with
consolidated net income of
$14.6 million or $1.60 EPS
(diluted)
Anchor closed on the sale of its
corporate headquarters
Anchor closed on the sale of its
Richland Center branch
Cease and
Desist Orders
issued by the
OCC and FRB

Experienced Management Team
Name Title
Years of
Experience
Selected Professional Biography
Chris M. Bauer Director, President & CEO 45
Director, President and Chief Executive Officer of the Company since June 2009
Formerly independent consultant and immediate past chairman of the American Automobile
Association, Inc.
Founded First Business Bank Milwaukee in 2000, serving as its chairman until 2003
Retired as chairman and Chief Executive Officer of Firstar Bank Milwaukee, N.A. and head of commercial banking for Firstar Corp. in 1999
Thomas G. Dolan EVP, Chief Operating Officer 30
Joined the Company and the Bank in March 2011 as CFO, promoted to COO September 2014
More than 25 years of experience with LaSalle Bank and Bank of America and was the owner and
Managing Director of Northern Pointe Consulting, a financial institution consulting firm from 2008 to
2012
Martha M. Hayes EVP & Chief Risk Officer 30
Joined the Bank as its Chief Credit Risk Officer in July 2009
Former President and Managing Director of Merrill Lynch Business Financial Services in Chicago
from 2004 to 2008
Previously worked at Wachovia as Senior Vice President and Director of Commercial Loan Products
and Chief Operating Officer for Wachovia’s Risk Management Division, Business Credit Solutions
William T. James SVP, Chief Financial Officer 25
Joined the Company and the Bank in October 2013 as Treasurer, promoted to CFO September 2014
Previously served as Treasurer and Senior Vice President of Guaranty Bank in Milwaukee from 2006 to 2013
Currently oversees the Treasury Management, Finance, and Accounting areas
Scott M. McBrair EVP (Retail Banking Group) 30
Prior to joining Anchor in 2011, Mr. McBrair served as the Executive Vice President-Retail Banking at
Webster Bank from 2005 to 2009
Served in a variety of retail banking assignments at Bank One, now JPMorgan Chase, over a
21 year span from 1983 to 2005, most recently as EVP – Retail Regional Manager
Ronald R. Osterholz SVP (Human Resources) 40
Joined the Bank in 1973 and previously served as Savings Officer, Branch Manager and Branch
Coordinator
Currently oversees the Bank’s Human Resources and Training departments
Mark D. Timmerman EVP, Secretary & GC 20
Oversees the Bank’s legal and compliance areas
Has been a member of the State Bar of Wisconsin since 1994

"The Triangle"
(includes the Madison, Milwaukee and Fox Valley Markets)
53 Branches
Richland Center & Viroqua branch sale locations
Rice Lake
Cornell
Abbotsford
Wausau
Eau Claire
Stevens Point
Neillsville
Nekoosa
Green Bay
De Pere
Appleton
Neenah
Oshkosh
Manitowoc
Adams
Fond du Lac
Sheboygan
Elroy
Crosse
Rushford
Richland Center
Lake Delton
West Bend
Decorah
Watertown
Madison
Milwaukee
Prairie du Chien
Postville
Brodhead
Janesville
Beloit
Kenosha
Waterloo
Manchester
Dubuque
Freeport
Rockford
Waukegan
Maquoketa
Cedar Rapids
Elgin
De Kalb

ANCHOR BANCORP WISCONSIN INC

Overview of the Anchor Franchise
1) Financial data as of or for the year ended December 31, 2014.  Returns and net charge-offs shown annualized.
Note: NPAs and NPLs excludes troubled debt restructurings that are now accruing.  Depository ranking information based on June 30, 2014 FDIC data.
Franchise Summary
Third largest bank headquartered in Wisconsin
Strong funding base
Focused on expanding commercial lending business and
building a service-driven, relationship-based franchise
Serves nearly 108,000 households and businesses
95 year history
Franchise Footprint
Financial Highlights¹
Balance Sheet ($mm)
Total assets $2,082
Total net loans 1,524
Total deposits 1,814
Tangible common equity  228
Tangible common equity / Tangible assets 10.93%
Asset Quality
NPAs / Total Assets 3.39%
NPLs / Gross Loans 2.22
Reserves / NPLs 133.95
Reserves / Gross Loans 2.97
NCOs / Avg. Loans                0.86 YTD
LTM Profitability - YTD
ROAA 0.69%
Net interest margin 3.48
Efficiency ratio 90.12

Attractive Demographic Footprint
“The Triangle” accounts for nearly half of the Wisconsin population
Headquartered in Madison—Wisconsin’s fastest growing market and home to the State Government and the University of
Wisconsin
Median household income in 2013 of $56,889, compares favorably to the national average of $51,314
Madison has a highly educated population contributing to a dynamic business environment and diversified local economy
As reported in the September 2014 issue of In Business, Madison was rated the most livable city in the nation, according to Livability.com’s second annual top 100 Places to live survey
Strong presence in the Fox Valley—one of Wisconsin’s fastest growing markets
While historically strong in the paper industry (e.g. Kimberly Clark), the Fox Valley has broadened its manufacturing base to include electronics and government vehicles
Significant opportunity in the Milwaukee market
138 business establishments in the Milwaukee area employ 500 or more employees
Seven Fortune 500 companies are headquartered in the metro area
More than 40 Fortune 500 companies have significant operations in the Milwaukee area.
Total personal income for the metro Milwaukee area was $73.6 billion in 2012
Equates to a per capita personal income of $46,943, 7.3% higher than the per capita figure for the United
States as a whole
Source: US Census; SNL Financial; Metropolitan Milwaukee Association of Commerce

Competitive Market Positioning
Deposit Market Share – Fox Valley
#4 deposit rank in the Madison metropolitan
statistical area (“MSA”)
Madison, Fox Valley and suburban Milwaukee
regions account for nearly half of Wisconsin’s
total population
18 branches in prosperous Dane County
53 locations spanning 10 MSAs in the state
Note: Deposit data as of June 30, 2014.
Source: FDIC.
Deposit Market Share – Madison MSA
Observations and Key Facts
Deposit Market Share – Milwaukee MSA
Total
Number of Deposits Market
Rank Institution Branches ($mm) Share
1 U.S. Bank National Association 52 $25,353 41.0%
2 BMO Harris Bank National Association 75 9,341 15.1
3 JPMorgan Chase Bank, National Association 30 5,454 8.8
4 Associated Bank, National Association 41 5,190 8.4
5 Wells Fargo Bank, National Association 13 1,730 2.8
6 PNC Bank, National Association 32 1,134 1.8
7 WaterStone Bank, SSB 11 985 1.6
8 North Shore Bank, FSB 26 941 1.5
9 Tri City National Bank 33 850 1.4
10 Park Bank 5 732 1.2
30 Anchor BanCorp Wisconsin Inc. 7 165 0.3
Total in Market 554 $61,913
Total
Number of Deposits Market
Rank Institution Branches ($mm) Share
1 BMO Harris Bank National Association 29 $2,575 15.9%
2 U.S. Bank National Association 14 1,538 9.5
3 Associated Bank, National Association 26 1,294 8.0
4 Anchor BanCorp Wisconsin Inc. 22 1,016 6.3
5 First Business Bank 1 975 6.0
6 John Deere Financial, f.s.b. 1 877 5.4
7 JPMorgan Chase Bank, National Association 5 733 4.5
8 State Bank of Cross Plains 9 648 4.0
9 The Park Bank 13 575 3.6
10 Wells Fargo Bank, National Association 7 419 2.6
Total in Market 248 $16,200
Total
Number of Deposits Market
Rank Institution Branches ($mm) Share
1 BMO Harris Bank National Association 16 $1,170 15.2%
2 Associated Bank, National Association 12 888 11.5
3 JPMorgan Chase Bank, National Association 13 693 9.0
4 National Exchange Bank and Trust 7 627 8.1
5 U.S. Bank National Association 10 464 6.0
6 Wells Fargo Bank, National Association 5 354 4.6
7 The First National Bank - Fox Valley 4 305 4.0
8 American National Bank - Fox Cities 1 220 2.9
9 Anchor BanCorp Wisconsin Inc. 9 217 2.8
10 West Pointe Bank 1 214 2.8
Total in Market 155 $7,721

Continuing the Recovery & Executing Our
Business Plan
Continue Credit Improvement
Execute Business Development
Strategies
Improve Efficiency
Potential Future Value of the DTA¹
Normalize Excess Capital
Building
Shareholder
Value
1) “DTA” refers to Anchor’s deferred tax asset.

Q4 & Year-End 2014 Financial Highlights
Delivered improved operating results
Net Income of $14.6 million or $1.60 diluted EPS
5 consecutive quarters of profitability
Maintaining low cost of funds
Rationalizing cost structure (mortgage/branch system)
Credit quality improved
NPLs decreased $33.4 million or 48.7%
OREO decreased $28.0 million or 44.1%
NPA/Total Assets improved YOY from 6.25% to 3.39%
De—provisioned reserves of $4.6 million in 2014
Organic growth in loans and deposits
Emphasis on growing C&I business – hired strong, experienced talent
Transformed mortgage business, hired experienced market and business leader
Net of discontinued business, classified loan reductions and exclusions of sold branch loans, loans grew $68 million or 4.2% in 2014

2013
Consumer & Education 8.7%
Commercial Business 1.3%
1-4 Family Mortgage 32.7%
Commercial Real Estate 43.3%
Home Equity 14.0%

2014
Consumer & Education 7.7%
Commercial Business 1.0%
1-4 Family Mortgage 34.2%
Commercial Real Estate 43.2%
Home Equity 13.9%

ANCHOR BANCORP WISCONSIN INC

Loan Portfolio

While total loans decreased $38.4
MM in 2014, originations offset
$106 million of loan runoff from
discontinued business:
($000s) 2013 2014 YoY Change Adj. Change* Adj. % Change
1-4 Family Mortgage $529,777 $541,211 $11,434 27,585             5.2%
Home Equity $226,225 $220,182 ($6,043) (171)                 -0.1%
Commercial Real Estate $702,355 $683,509 ($18,846) 40,754             5.8%
Commercial Business $21,591 $16,514 ($5,077) (1,677)              -7.8%
Consumer & Education $141,606 $121,689 ($19,917) 1,361               1.0%
Gross Loans $1,621,554 $1,583,105 ($38,449) 67,852             4.2%
*Adjustments include discontinued business, classified loan reductions and exclusion of sold branch loans
• $21M of student loan runoff
• $83M of classified loan decline
• $2M in sold branch loans

2013
Non-interest bearing 13.9%
Demand 16.1%
Money Market 25%
Savings 15.6%
Jumbo CDs 4.7%
Retail CDs 24.7%

While total deposits decreased $61 MM in 2014, the decline also included $17M of Richland Center deposit sales as well as intended runoff of high cost CDs. Beneficial growth in checking and savings accounts helped support maintaining a low and stable deposit COF of 0.21%.

2014
Non-interest bearing 16.0%
Demand 16.8%
Money Market 25.1%
Savings 17.2%
Other 0.1%
Jumbo CDs 3.8%
Retail CDs 20.8%

ANCHOR BANCORP WISCONSIN INC

Deposit Mix

($000s) 2013 2014 YoY Change Adj. Change* Adj. % Change
Non-interest bearing $259,926 $291,248 $31,322 $33,439 12.9%
Demand $301,956 $305,004 $3,048 $4,822 1.6%
Money market $468,461 $455,594 ($12,867) ($9,795) -2.1%
Savings $293,159 $312,544 $19,385 $21,446 7.3%
Other $822 $2,568 $1,746 $1,746 212.4%
      Jumbo CDs $88,700 $69,226 ($19,474) ($19,474) -22.0%
      Retail CDs $462,269 $377,987 ($84,282) ($76,695) -16.6%
Total CDs $550,969 $447,213 ($103,756) -$96,169 -17.5%
Total Deposits $1,875,293 $1,814,171 ($61,122) ($44,511) -2.4%
*Adjustments excluding impact of sold branch deposits

❖

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.86%
3.79%
2.67%
2.56%
2.29%
1.88%
1.48%
0.95%
0.39%
0.34%
0.30%
0.28%
0.25%
0.24%
0.22%
0.21%
0.21%
365 bps decrease
Anchor Peers[1]
Anchor
2004
2005
2006
2007
2008
2009
2010
2011
2012
'13 Q1
'13 Q2
'13 Q3
'13 Q4
'14 Q1
'14Q2
'14Q3
'14Q4

ANCHOR BANCORP WISCONSIN INC

Deposit Costs Reduced Significantly
Cost of Interest-Bearing Deposits
Anchor has significantly reduced its cost of deposits since 2010
1) Anchor peer group represents all Wisconsin banks and thrifts with total assets greater than $500 million as of December 31, 2014.
Source: SNL Financial and Anchor SEC filings.
Note: Represents financial data for the three months ended December 31 of each respective year and quarterly data after that. Anchor data reflects the consolidated entity. Deposit cost represents interest expense for the respective quarter, annualized, as a percentage of average total deposits.

$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
11.35%
3.39%
$348
$314
$273
$251
$236
$203
$175
$163
$132
$102
$98
$85
$71
OREO
TDRs
Nonaccrual loans
NPA / total assets
Q4 '11
Q1 '12
Q2 '12
Q3 '12
Q4 '12
Q1 '13
Q2 '13
Q3 '13
Q4 '13
Q1 '14
Q2 '14
Q3 '14
Q4 '14

REO Net Balance by Quarter

($ in millions)

$90
$80
$70
$60
$50
$40
$30
$84.3
$68.2
$65.9
$63.5
$62.1
$56.2
$46.7
$35.5
Mar 2013
Jun 2013
Sep 2013
Dec 2013
Mar 2014
Jun 2014
Sep 2014
Dec 2014

ANCHOR BANCORP WISCONSIN INC

Continued Improving Asset Quality
Proactively managing asset quality
Non-performing Asset Levels ($mm)
1) Non-performing loans and assets exclude troubled debt restructurings that are now accruing.
Source: Anchor SEC filings.
Credit Quality Overview
($000s)
As of
12/31/2013 12/31/2014
Nonaccrual loans $39,151 $18,632
Troubled debt restructurings¹ 29,346 16,483
OREO 63,460 35,491
Total nonperforming assets $131,957 $70,606
NPLs / Gross Loans 4.22% 2.22%
NPAs / Total Assets 6.25 3.39
ALLL / Gross Loans 4.02 2.97
ALLL / NPLs 95.16 133.95

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Anchor Peers¹
Anchor
5.58%
5.70%
4.64%
4.60%
4.56%
4.45%
4.34%
4.05%
3.41%
3.16%
3.02%
2.99%
3.01%
1.87%
1.78%
1.78%
1.65%
1.69%
1.69%
1.60%
1.62%
1.62%
1.58%
1.46%
1.46%
1.28%
1.25%
1.20%
1.18%
1.21%
0.83%
0.42%
0.51%
0.72%
2004
2005
2006
2007
2008
2009
2010
2011
2012
'13 Q1
'13 Q2
'13 Q3
'13 Q4
'14 Q1
'14Q2
'14Q3
'14Q4

ANCHOR BANCORP
WISCONSIN INC

Maintaining Appropriate Loan Loss Reserves
Allowance to Total Loans Held-for-Investment
Anchor has built an allowance sufficient to cover potential credit losses
The ALLL to total NPLs was 133.95% at December 31, 2014, an increase from 95.16% at December 31, 2013
1) Anchor peer group represents all Wisconsin banks and thrifts with total assets greater than $500 million as of December 31, 2014.
Note: Anchor data reflects the consolidated entity.
Source: SNL Financial and Anchor SEC filings.

Key Investment Highlights
Well known banking executives with considerable financial services and acquisition experience in their Wisconsin markets
Business oriented and experienced Board of Directors with large ownership stake
Experienced commercial banking management team
Experienced and Qualified Management Team
Anchor’s growth is funded by its large core deposit base
At December 31, 2014, Anchor had total deposits of $1.8 billion
Anchor’s relationship banking model cross-sells deposit products at the time of loan origination to clients in order to provide a stable source of funding
Strong Core Funding Base
Recap provided Anchor with stronger capital position and sophisticated investor base
As of December 31, 2014, Anchor had a 10.43% Tier 1 leverage ratio, 16.97% Tier 1 ratio and a 18.25% Total RBC ratio
Total assets of $2.1 billion and total gross loans of $1.6 billion at quarter end
Non-performing assets have declined 84.5% from March 31, 2010 to $70.6 million at December 31, 2014
Stable Balance Sheet and Strong Capital Position
Headquartered in Madison, Anchor is the third largest Wisconsin-based depository
53 locations spanning 10 MSAs in the state
Anchor’s core markets, Fox Valley, Madison and Milwaukee, account for nearly half of Wisconsin’s total population
Madison was also named America’s 14th Most Recession-Proof City by CNNMoney.com in September of 2010
Desirable Markets

APPENDIX

Board of Directors
Name Selected Professional Biography
Chris M. Bauer
Director, President and Chief Executive Officer of the Company since June 2009
Formerly an independent consultant and immediate past chairman of the American Automobile Association, Inc.
Founded First Business Bank Milwaukee in 2000, serving as its chairman until 2003
Retired as chairman and Chief Executive Officer of Firstar Bank Milwaukee, N.A. and head of commercial banking for Firstar
Corp. in 1999
Richard A. Bergstrom
Current Vice Chairman and former President of Bergstrom Corporation, Wisconsin’s largest automotive retailer, with 25 dealerships across the state
Substantial senior management expertise and financial expertise as president of Bergstrom Corporation
Holly Cremer Berkenstadt
Director of the Company since 1994
Former Chairman of the Board and Director of Wisconsin Cheeseman, Inc., a direct food and gift company located in Sun Prairie,
Wisconsin
Director of the Cremer Foundation and serves as a Director of several not-for-profit boards
Bradley E. Cooper
Founding partner of Capital Z Partners, a private equity fund focused on investing in the financial services sector
Former investment banker in the Financial Institutions Group of Salomon Brothers
Martin S. Friedman
Co-founder of FJ Capital Management, an investment fund firm based in McLean, Virginia, and has served as its CEO since 2008
Previously Director of Research for Friedman, Billings, Ramsey Group, a research and securities trading firm, from 1998 to 2007
David L. Omachinski
Currently a CPA and serving as an independent business consultant
Chairman of the Board since June 2009 and Lead Director of the Board from February 2009 to June 2009
Former President, COO and CFO of Oshkosh B’Gosh, a clothing manufacturer
Former President and CEO of Magnum Products, LLC, an equipment supplier for a variety of industries
Pat Richter
Director of Athletics-Emeritus at the University of Wisconsin-Madison and Emeritus Director of the Board of the Green Bay
Packers, Green Bay, Wisconsin
Member of the Board of Directors at Meriter Health Services, Madison, Wisconsin

Reconciliation of Non-GAAP Measures
Non-GAAP Financial Measures¹
1) Tangible common equity to tangible assets (the “tangible common equity ratio”) is a non-GAAP financial measure. The Company calculates the tangible common equity ratio by excluding the balance of preferred equity, goodwill and other intangible assets from common shareholders’ equity and assets. The Company considers this information important to shareholders as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk-based ratios. This disclosure should not be viewed as a substitute for results determined to be in accordance with GAAP, nor is it necessarily comparable to non-GAAP performance measures presented by other companies.
($000s) As of
09/30/2013   12/31/2013   03/31/2014   06/30/2014   09/30/2014   12/31/2014
Total GAAP Equity $201,037  $202,198  $206,708  $211,507  $214,709 $227,663
Less: Preferred Equity 0  0  0  0  0 0
Less: Goodwill and Other Intangibles 0  0  0  0  0 0
Tangible Common Equity $201,037  $202,198  $206,708  $211,507  $214,709  $227,663
Total GAAP Assets $2,191,001  $2,112,474  $2,109,824  $2,121,249  $2,106,520 $2,082,379
Less: Goodwill and Other Intangibles 0  0  0  0  0 0
Tangible Assets $2,191,001  $2,112,474  $2,109,824  $2,121,249  $2,106,520  $2,082,379
Tang. Common Equity / Tang. Assets 9.18% 9.57% 9.80% 9.97% 10.19% 10.93%

ABCW US $ 33.50 +.52
Q32 66 /33.50 Q 2 x 2
At 13:28 d Vol 5,899 O 33.50 D H 33.50 D L 32.65 D Val 195,655
ABCW US Equity
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SN 123675 H706-1370-0 09-Feb-15 13:46:30 EST GMT-5:00

ANCHOR BANCORP WISCONSIN INC

ABCW Stock Price Performance
Current value
sustained by
confidence in ABCW,
Russell Index inclusion
and low float
Offering
Price:
$26.00
Recap
Px
$20.00
Per Share Data
TBV:        $23.85
DTA:        $11.85
Adj. TBV: $35.70
As of 12/31/2014
P/DTA
adj.TBV: 94%
(full DTA value)
P/TBV: 140%
Price as of
02/09/2015
TBV and DTA
values as of
12/31/14
Public Offering Russell Inclusion
As of
02/09/2015
:
Price:
$33.50
Market Cap:
$319.8M
NASDA
Q

($ in 000's, except per share data) INCOME STATEMENT	Quarter ended 12/31/2014	Quarter ended 9/30/2014	Quarter ended 12/31/2013	Twelve Months Ended 12/31/2014	Twelve Months Ended 12/31/2013	Qtr ended 12/14-12/13 Incr(Decr)
Net interest income	$ 17,501	$ 17,558	$ 18,877	$ 71,236	$ 62,926	(7%)
Provision for loan losses	(3,281)	(1,304)	-	(4,585)	950	N/M
Non-interest income:						
Loan servicing income, net	602	705	681	2,821	1,437	(12%)
Service charges on deposits	2,602	2,626	2,504	10,017	10,120	4%
Investment and insurance commissions	1,220	1,015	1,009	4,222	3,917	21%
Net gain on sale of loans	670	837	728	2,797	8,116	(8%)
Net gain on sale of investments	(37)	482	292	746	92	N/M
Net gain on sale of OREO	352	987	1,118	2,540	4,597	(69%)
Extinguishment of debt	-	-	-	-	134,514	N/M
Other	3,553	1,363	1,670	7,376	4,243	113%
Total non-interest income	8,962	8,015	8,002	30,519	167,036	12%
Non-interest expense:						
Personnel costs	11,483	10,872	10,569	44,256	42,568	9%
Net occupancy and equipment expense	2,560	2,443	2,586	10,412	12,100	(1%)
Data processing expense	1,576	1,340	1,616	5,602	6,162	(2%)
OREO expense	3,328	2,999	2,294	9,779	22,056	45%
Professional fees	794	906	781	3,413	6,231	2%
Debt prepayment penalty	-	-	-	-	16,149	N/M
Reorganization costs	-	-	63	-	1,929	N/M
Other	4,880	3,355	5,216	18,246	24,205	(6%)
Total non-interest expense	24,621	21,915	23,125	91,708	131,400	6%
Net income before taxes	5,123	4,962	3,754	14,632	97,612	36%
Income tax expense	-	-	-	10	9	0%
Net income	5,123	4,962	3,754	14,622	97,603	36%
Preferred stock dividends in arrears	-	-	-	-	(4,200)	N/M
Preferred stock discount accretion	-	-	-	-	(8,010)	N/M
Retirement of preferred shares	-	-	-	-	104,000	N/M
Net income available to common equity	$ 5,123	$ 4,962	$ 3,754	$ 14,622	$ 189,393	36%
SHARE DATA						
Diluted earnings per share:						
Net income	$ 0.55	$ 0.55	$ 0.41	$ 1.60	$ 5.41	32%
Net income available to common equity	0.55	0.55	0.41	1.60	10.50	32%
Cash dividends	-	-	-	-	-	-
Book value	23.85	23.22	22.34			7%
Average diluted shares outstanding	9,340,000	9,058,000	9,060,000	9,151,000	18,039,000	3%
KEY RATIOS AND DATA						
Net interest margin (FTE)	3.36%	3.40%	3.61%	3.48%	2.81%	(0.25)
Return on average assets	0.96%	0.93%	0.68%	0.69%	4.25%	0.28
Average equity to average assets	10.46%	9.99%	9.32%	10.04%	0.37%	1.14
Total risk based capital	18.25%	17.96%	17.07%			1.18
Tier 1 risk-based capital	16.97%	16.68%	15.77%			1.20
Tier 1 leverage	10.43%	10.07%	9.60%			0.83

N/M = not meaningful

ANCHOR BANCORP WISCONSIN INC

20 Consolidated Financial Summary

Consolidated Financial Summary
(cont.)
Ending
balances
(in 000's) 12/14-12/13
BALANCE SHEET 12/31/14 9/30/14 12/31/13 12/31/14 12/31/13 Incr(Decr)
Assets:
Investment securities 293,577 $    294,105 $     287,797 $    294,599 $     277,872 $    6%
Loans held for sale 5,608            5,145             4,137            6,594            3,085            114%
Loans:  Mortgage 1,197,365    1,185,377     1,242,172    1,224,720     1,232,132    (1%)
              Consumer 345,477        346,236        371,332        341,871        367,831        (7%)
              Commercial 16,579          16,252          21,863          16,514          21,591          (24%)
    Total loans 1,559,421 $ 1,547,865 $  1,635,367 $ 1,583,105 $ 1,621,554 $ (2%)
Allowance for loan losses (48,260)         (49,377)         (69,854)         (47,037)         (65,182)         (28%)
Interest earning deposits in banks 167,787        162,329        144,748        100,873        99,257          2%
Other assets 148,898        160,877        177,792        144,245        175,888        (18%)
    Total assets 2,127,031 $ 2,120,944 $  2,179,987 $ 2,082,379 $ 2,112,474 $ (1%)
Liabilities and Stockholders' Equity:
Total deposits 1,868,104 $ 1,872,362 $  1,932,837 $ 1,814,171 $ 1,875,293 $ (3%)
Other borrowed funds 14,982          14,520          19,167          13,752          12,877          7%
Other liabilities 21,500          22,186          24,724          26,793          22,106          21%
    Total liabilities 1,904,586 $ 1,909,068 $  1,976,728 $ 1,854,716 $ 1,910,276 $ (3%)
    Total stockholders' equity 222,445        211,876        203,259        227,663        202,198        13%
    Total liabilities & stockholders' equity 2,127,031 $ 2,120,944 $  2,179,987 $ 2,082,379 $ 2,112,474 $ (1%)
CREDIT QUALITY 12/31/14 9/30/14 12/31/13 12/31/2014 12/31/2013 Incr(Decr)
Provision for loan losses (3,281) $        (1,304) $        - $             (4,585) $        950 $            N/M
Net charge-offs (3,281)           834                6,671            13,560          19,529          (149%)
Ending allowance for loan losses 47,037          47,037          65,182          (28%)
Key Metrics
Loans 30 to 89 days past due 8,892 $         9,979 $         16,165 $       (45%)
Non-performing loans (NPL) 35,115          38,352          68,497          (49%)
Other real estate owned 35,491          46,725          63,460          (44%)
Non-performing assets 70,606          85,077          131,957        (46%)
Allowance for loan losses to NPL 133.95% 122.65% 95.16% 38.79
N/M = not meaningful
Quarter ended Averages Ending balances